Commitments and Contingencies	12 Months Ended
Dec. 28, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Legal Matters:
Certain suits and claims have been filed against Heinz and have not been finally adjudicated. In the opinion of management, based upon the information that it presently possesses, the final conclusion and determination of these suits and claims would not be expected to individually and in the aggregate have a material adverse effect on Heinz’s consolidated financial position, results of operations or liquidity.
Lease Commitments:
Operating lease rentals for warehouse, production and office facilities and equipment amounted to approximately $102 million for the year ended December 28, 2014, $123 million in the Successor period February 8, 2013 to December 29, 2013, $15 million in the Predecessor period April 29, 2013 to June 7, 2013, $145 million in 2013, and $155 million in 2012. Future lease payments for non-cancellable operating leases as of December 28, 2014 totaled $475 million (2015 - $71 million, 2016 - $120 million, 2017 - $55 million, 2018 - $52 million, 2019 - $59 million, and thereafter - $119 million).
As of April 28, 2013, the H. J. Heinz Company was a party to 2 operating leases for buildings and equipment, one of which also includes land, under which the H. J. Heinz Company has guaranteed supplemental payment obligations of approximately $150 million at the termination of these leases. On June 3, 2013, the H. J. Heinz Company paid $89 million to buy-out one of these leases and recorded them within Property, plant and equipment on the balance sheet as of that date. No significant credit guarantees existed between Heinz and third parties as of December 29, 2013 or December 28, 2014.
Redeemable Noncontrolling Interest:
The minority partner in Coniexpress has the right, at any time, to exercise a put option to require the Heinz to purchase their equity interest at a redemption value determinable from a specified formula based on a multiple of EBITDA (subject to a fixed minimum linked to the original acquisition date value). Heinz also has a call right on this noncontrolling interest exercisable at any time and subject to the same redemption price. The put and call options cannot be separated from the noncontrolling interest and the combination of a noncontrolling interest and the redemption feature require classification of the minority partner’s interest as a redeemable noncontrolling interest in the consolidated balance sheet. In the first quarter of Fiscal 2013, the minority partner exercised their put option for 15% of their initial 20% equity interest, retaining 5%. An adjustment was made to retained earnings to record the carrying value at the maximum redemption value immediately prior to this transaction. As this exercise did not result in a change in control of Coniexpress, it was accounted for as an equity transaction. In addition, the amount of cumulative translation adjustment previously allocated to the redeemable noncontrolling interest was adjusted to reflect the change in ownership. Any subsequent change in maximum redemption value would be adjusted through retained earnings as noted in our consolidated statements of equity.
During the fourth quarter of 2014, Heinz assessed the maximum redemption value of the remaining 5% of equity interest, resulting in an increase to its carrying value of $2 million, which was recorded as an adjustment to retained earnings as reflected in the consolidated statements of equity. Accordingly, the carrying amount of the redeemable noncontrolling interest approximates its maximum redemption value of the remaining 5% equity interest as at December 28, 2014. We do not currently believe the exercise of the put option would materially impact our results of operations or financial condition.